                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement           [ ]  Confidential, for Use of the
                                                Commission Only (as permitted by
[X]  Definitive Proxy Statement                 Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                      MOMENTUM BUSINESS APPLICATIONS, INC.
--------------------------------------------------------------------------------

                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)  Title of each class of securities to which transaction applies:

      (2)  Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)  Proposed maximum aggregate value of transaction:

      (5)  Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:

      (2)  Form, Schedule or Registration Statement No.:

      (3)  Filing Party:

      (4)  Date Filed:

                      MOMENTUM BUSINESS APPLICATIONS, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD SEPTEMBER 7, 2000

TO THE STOCKHOLDERS OF MOMENTUM BUSINESS APPLICATIONS, INC.:

     NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders of Momentum Business Applications, Inc., a Delaware corporation (the "Company"), will be held at 9:00 a.m., local time, on Thursday, September 7, 2000, at the Carr America Visitor's Center located at 4400 Rosewood Drive, Pleasanton, California 94588, for the following purposes:

     1. To elect one (1) Class A Common Class II director to serve a three-year term.

     2. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the year ending April 30, 2001.

     3. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on July 14, 2000 are entitled to notice of and to vote at the Annual Meeting.

     All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage prepaid envelope enclosed for that purpose. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AT ANY TIME BEFORE IT HAS BEEN VOTED AT THE ANNUAL MEETING. ANY STOCKHOLDER ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY.

                                          By Order of the Board of Directors,

                                          LOGO

                                          Ronald E.F. Codd
                                          President and Chief Executive Officer

Pleasanton, California
August 1, 2000

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                                    MAPS TO
                  CARR AMERICA VISITOR'S CENTER IN PLEASANTON
                    AND LOCATION OF STOCKHOLDER MEETING ROOM

MAPS TO CARR AMERICA VISITOR'S CENTER

                                 TO PLEASANTON

     From the San Francisco Airport -- Take Rt. 101 South to Rt. 92 East over the San Mateo Toll Bridge. Take I-880 North to I-238 East and follow signs to I-580 East towards Stockton.

     From the Oakland Airport -- Take I-880 South to I-580 East towards
Stockton.

     From the San Jose Airport -- Take Rt. 101 South to I-880 North. After approximately 20 miles on I-880 North, follow the signs to I-580 East towards Stockton.

     From Walnut Creek -- Take I-680 South through San Ramon, then take I-580 East towards Stockton/ Tracy.

                        TO CARR AMERICA VISITOR'S CENTER

     The Annual meeting will be held in the Auditorium at the Carr America Visitor Center at:

                              4400 Rosewood Drive
                             Pleasanton, California

     On I-580, approximately 1 mile east of the I-680 Interchange, take the Hacienda Exit turning right on Hacienda Drive. Turn left on Owens Drive. Turn left onto Rosewood Drive, take the second right and the visitor's center will be straight ahead. Park anywhere. Upon entering the visitor's center the Auditorium will be straight ahead.

                      MOMENTUM BUSINESS APPLICATIONS, INC.
                            ------------------------

                            PROXY STATEMENT FOR THE
                      2000 ANNUAL MEETING OF STOCKHOLDERS
                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors of Momentum Business Applications, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on Thursday, September 7, 2000 at 9:00 a.m., local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Carr America Visitor's Center located at 4400 Rosewood Drive, Pleasanton, California 94588. The Company's telephone number is (925) 469-6621. When proxies are properly dated, executed, and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted for the election of the nominee for director set forth herein, for the ratification of the appointment of Ernst & Young as independent auditors as set forth herein, and at the discretion of the proxy holders upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

     These proxy solicitation materials and the Annual Report to Stockholders for the fiscal year ended April 30, 2000, including financial statements, were first mailed on or about August 3, 2000, to all stockholders entitled to vote at the Annual Meeting.

RECORD DATE AND VOTING SECURITIES

     Stockholders of record at the close of business on July 14, 2000 ("Record Date") are entitled to notice of and to vote at the Annual Meeting. At the Record Date, 4,694,826 shares of the Company's Common Stock, $.001 par value, were issued and outstanding.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing a written notice of revocation bearing a later date than the proxy with the Secretary of the Company at or before the taking of the vote at the Annual Meeting, (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of the Company at or before the taking of the vote at the Annual Meeting or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be delivered to Momentum Business Applications, Inc. at 4301 Hacienda Drive, Pleasanton, California 94588, Attention: Secretary of the Company, or hand-delivered to the Secretary of the Company at or before the taking of the vote at the Annual Meeting.

VOTING AND SOLICITATION

     Each stockholder is entitled to one vote for each share of Common Stock owned on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate votes in the election of directors.

     This Proxy Statement and the accompanying proxy card are being mailed to Momentum stockholders on or about August 3, 2000. Directors and officers of Momentum may solicit proxies by interview, telephone or facsimile, without special compensation. Any costs of such solicitation will be borne by Momentum.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR", "AGAINST" or "ABSTAINED" on a matter are treated as being present at the Annual Meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the "Votes Cast") with respect to such matter.

     While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

     Under current Delaware case law, while broker non-votes (i.e. the votes of shares held of record by brokers as to which the underlying beneficial owners have given no voting instructions) should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, the Company intends to treat broker non-votes in this manner. Thus, a broker non-vote will make a quorum more readily obtainable, but the broker non-vote will not otherwise affect the outcome of the voting on a proposal.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     The Company currently intends to hold its 2001 Annual Meeting of Stockholders in mid-September 2001 and to mail Proxy Statements relating to such meeting in mid-August 2001. The date by which stockholder proposals must be received by the Company so that they may be considered for inclusion in the Proxy Statement and form of proxy for its 2001 Annual Meeting of Stockholders is May 31, 2001 and the date by which stockholders proposals must be received by the Company so that they may be presented at the 2001 Annual Meeting is July 31, 2001. Such stockholder proposals should be submitted to Momentum Business Applications, Inc. at 4301 Hacienda Drive, Pleasanton, California 94588,
Attention: Secretary of the Company.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of July 14, 2000 (except as noted below) certain information with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Momentum Class A Common Stock, (ii) each director of the Company, and (iii) the sole executive officer of Momentum. The Company knows of no agreements among its stockholders which relate to voting or investment power of its Common Stock.

                            NAME                              NUMBER    PERCENT OF CLASS(1)
                            ----                              -------   -------------------
Directors and Executive Officer
  Ronald E.F. Codd(2).......................................  101,065             *
  Carlton H. Baab(3)........................................   25,000             *
  Robert K. Dahl(3).........................................   25,000             *
  Jeffrey A. Miller(3)......................................   25,000             *
  Stan A. Swete.............................................        0             *
Other
  Cornell University(4).....................................  745,295          15.9%
     Office of Trusts and Estates
     102 Prospect Street, Suite 200
     Ithaca, New York 14850
  Farrallon Capital Management, L.L.C.(5)...................  716,324          15.3%
     One Maritime Plaza, Suite 1325
     San Francisco, CA 94111
  Capital Research and Management Co.(6)....................  513,000          10.9%
     333 South Hope Street
     Los Angeles, CA 90071
  Newburg Family Trust(7)...................................  338,840           7.2%
     11601 Wilshire Boulevard
     Los Angeles, CA 90025
  SMALLCAP World Fund, Inc.(6)..............................  302,000           6.4%
     333 South Hope Street
     Los Angeles, CA 90071

---------------
 *  Less than 1%

(1) Applicable percentage of ownership is based on 4,693,826 shares of Class A Common Stock outstanding as of July 14, 2000. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to shares.

(2) Includes 100,000 stock options granted to Ronald E.F. Codd under the 1999 Stock Incentive Plan that are exercisable at any time.

(3) 25,000 stock options granted to each outside director under the 1999 Stock Incentive Plan that are exercisable at any time.

(4) Shares beneficially owned are determined solely from information reported on a Schedule 13G filed in March 1999.

(5) Information is as provided by the holders in Amendment No. 5 to their
    Schedule 13D filed with the SEC as of January 31, 2000. Such Schedule 13D was filed by Farallon Capital Partners, L.P., Farallon Capital Institutional Partners, L.P., Farallon Capital Institutional Partners II, L.P., Farallon Capital Institutional Partners III, L.P., Tinicum Partners, L.P. and Farallon Capital (CP) Investors, L.P. (collectively, the "PARTNERSHIPS"), each with respect to the Momentum Class A Shares directly held by it, by Farallon Capital Management, L.L.C. ("FCMLLC") with respect to the Momentum Class A Shares directly held by certain accounts managed by FCMLLC and by Farallon Partners, L.L.C. ("FPLLC") and the individuals listed below, as described below. As the general partner of each of the Partnerships, FPLLC may, for purposes of Rule 13d-3 under the Exchange Act be deemed to own beneficially the 716,324 Class A Shares held by the Partnerships. As the managing members of FPLLC, Enrique H.

    Boilini, David I. Cohen, Joseph F. Downes, William F. Duhamel, Fleur E. Fairman, Jason M. Fish, Andrew B. Fremder, Richard B. Fried, William F. Mellin, Stephen L. Millham, Meridee A. Moore, Thomas F. Steyer and Mark C. Wehrly may each, for purposes of Rule 13d-3 under the Exchange Act, be deemed to own beneficially the 716,324 Class A Shares held, in aggregate, by the Partnerships. As the managing members of FCMLLC, each of Enrique H. Boilini, David I. Cohen, Joseph F. Downes, William F. Duhamel, Jason M. Fish, Andrew B. Fremder, Richard B. Fried, William F. Mellin, Stephen L. Millham, Meridee A. Moore, Thomas F. Steyer and Mark C. Wehrly may, for purposes of Rule 13d-3 under the Exchange Act, be deemed the beneficial owner of the 716,324 Class A Shares held by the accounts managed by FCMLLC. FPLLC, FCMLLC and each managing member of FPLLC and FCMLLC, disclaims any beneficial ownership of such Class A Shares. All of the above-mentioned entities and persons disclaim group attribution.

(6) Shares beneficially owned are determined solely from information reported on Amendment No. 1 to a Schedule 13D filed with the SEC on February 10, 2000. SMALLCAP World Fund, Inc., an investment company registered under Investment Company Act of 1940, is advised by Capital Research and Management Company.

(7) Shares beneficially owned are determined solely from information reported on a Schedule 13G filed with the SEC on January 26, 2000.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act and regulations of the Securities and Exchange Commission (the "SEC") thereunder require the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of initial ownership and changes in ownership with the SEC. Based solely on its review of copies of such forms received by the Company, or on written representations from certain reporting persons that no other reports were required for such persons, the Company believes that, during or with respect to the period from May 1, 1999 to April 30, 2000, all of the Section 16(a) filing requirements applicable to its executive officers, directors and 10% stockholders were complied with.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTOR

     The Company's Board of Directors currently consists of five persons, four Class A Common directors and one Class B Common Director. The Class A Common directors are further separated into three classes, Class I, Class II and Class
III. One Class II director (Mr. Carlton H. Baab) will be elected at the Annual Meeting for a term of three years, his term expiring in 2003. Two Class I directors (Mr. Robert K. Dahl and Mr. Jeffrey A. Miller) were elected at the 1999 Annual Meeting and one Class III director (Ronald E. F. Codd) was elected at the special meeting of shareholders held on March 15, 1999, to serve three year terms. One Class B director (Mr. Stan A. Swete) has been previously elected by the holder of the Class B Common Stock. PeopleSoft is the only holder of Class B Common Stock, and under the Certificate of Incorporation, PeopleSoft has the exclusive right to elect one representative to the Board, designated herein as the Class B director.

     Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominee named below, who is presently a director of the Company. In the event that such nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for a nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as director, the specific nominees to be voted for will be determined by the proxy holders. The Company is not aware that the nominee will be unable or will decline to serve as a director. The director elected at this Annual Meeting will serve a term of three years or until such director's successor has been duly elected and qualified.

VOTE REQUIRED

     Assuming the presence of a quorum, the nominee, upon receiving the affirmative vote of the majority of the shares voted, shall be elected to the Board of Directors as Class II director. An abstention will have the same effect as a vote withheld for the election of the director, and pursuant to Delaware law, a broker non-vote will not be treated as voting in person or by proxy on the proposal. The name of the nominee and related information as of July 14, 2000 are set forth below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEE LISTED BELOW.

                                                                                      CURRENT
                                                                                       TERM     DIRECTOR
        NAME OF NOMINEE          AGE           POSITION(S) WITH THE COMPANY           EXPIRES    SINCE
        ---------------          ---           ----------------------------           -------   --------
NOMINEE FOR CLASS II DIRECTOR
Carlton H. Baab(l).............  42    Director                                        2000       1999

DIRECTORS WHOSE TERMS CONTINUE
Ronald E. F. Codd..............  44    Chairman of the Board of Directors, President   2001       1998
                                       and Chief Executive Officer
Robert K. Dahl(1)..............  59    Director                                        2002       1999
Jeffrey A. Miller(2)...........  49    Director                                        2002       1999
Stan A. Swete(2)...............  40    Director                                        2001       2000

---------------
(1) Member of the Compensation Committee.
(2) Member of the Audit Committee.

NOMINEE FOR CLASS A COMMON CLASS II DIRECTOR

     Carlton H. Baab became a director of Momentum in February 1999 and is currently the Vice President of Finance and Chief Financial Officer of Certive, Inc., a small-business services firm. From January 1999 to January 2000, Mr. Baab was the Chief Operating Officer and Chief Financial Officer of RemarQ Communities, Inc., a web-based provider of discussion group services. Mr. Baab served as Chief Financial Officer of the CKS Group, a marketing communications company, from February 1994 through December 1998. In addition, Mr. Baab served as an Executive Vice President and the Secretary of CKS from August 1995 through December 1998 and as CKS's Chief Operating Officer from August 1995 through May 1996. Prior to joining CKS, Mr. Baab co-founded and served as President and Chief Executive Officer of MobileSoft Corporation, a software application developer for the Apple Newton. Mr. Baab was the Vice President & General Manager of the Contract Division at the Levolor Corporation, a windows treatment company, from August 1989 to August 1993. At Levolor, Mr. Baab was also Vice President of Information Technology and Re-Engineering and a member of the executive turnaround team. Mr. Baab holds a B.S. in Electrical Engineering from the University of Southern California and an M.B.A. from the Harvard Graduate School of Business Administration.

CLASS A COMMON CLASS I DIRECTORS WHOSE TERMS CONTINUE

     Robert K. Dahl became a director of Momentum in February 1999 and is a General Partner at Riviera Ventures, LLC, a private equity investing firm since January 1998. From January 1994 to January 1998, Mr. Dahl served as Vice President, Finance and Chief Financial Officer and a member of the Board of Directors at Ascend Communications, Inc., a network solutions provider. Prior to joining Ascend, Mr. Dahl was a private investor and a principal in Dahl-DeVivo Management Co., a private investment firm. Mr. Dahl also serves on the Boards of Directors of the Bank of Alameda, NorthPoint Communications and five private companies. Mr. Dahl received his B.Sc. in Finance and Accounting from the University of California, Berkeley.

     Jeffrey A. Miller became a director of Momentum in June 1999. Mr. Miller has served as President, Chief Executive Officer and member of the Board of Directors of Documentum, Inc., a developer of enterprise document management software, since July 1993. From April 1991 to March 1993, Mr. Miller was a division president at Cadence Design Systems, Inc., a supplier of electronic design automation software. From February 1983 to April 1991, Mr. Miller was Vice President and General Manager and Vice President of Marketing of Adaptec, Inc., a supplier of computer input/output controllers. From 1976 to 1983, Mr. Miller held various positions at Intel Corporation, a manufacturer of semiconductor components. Mr. Miller received his M.B.A. and B.S. in Electrical Engineering and Computer Science from the University of Santa Clara.

CLASS A COMMON CLASS III DIRECTOR WHOSE TERM CONTINUES

     Ronald E. F. Codd has served as Momentum's President, Chief Executive Officer, Chief Financial Officer, Secretary and director since December 1998. Prior to becoming an officer and director of Momentum, Mr. Codd served in various capacities with PeopleSoft. Mr. Codd joined PeopleSoft in September 1991 as Vice President of Finance and Chief Financial Officer. In November 1993, he was appointed PeopleSoft's Senior Vice President of Finance and Administration and Chief Financial Officer. He was appointed Secretary of PeopleSoft in March 1992. Prior to joining PeopleSoft, Mr. Codd was Corporate Controller of MIPS Computer Systems, Inc., a microprocessor designer and computer manufacturer, from March 1989 through September 1991. From March 1984 through March 1989, he was Corporate Controller and Chief Accounting Officer for Wyse Technology, Inc., a computer and peripheral manufacturer Mr. Codd also serves on the Boards of Directors of Adept Technology, Intraware, Inc., Interwoven, Inc. and two private companies. Mr. Codd is a Certified Public Accountant, a Certified Managerial Accountant, and holds a Certified Production and Inventory Management credential. He received a B.Sc. in Business Administration from the University of California, Berkeley and an M.M. degree from the J.L. Kellogg Graduate School of Management (Northwestern University).

CLASS B COMMON DIRECTOR WHOSE TERM CONTINUES

     Stan A. Swete replaced Michael E. Gioja as the director of Momentum representing the Class B Common Stock Holders in June 2000. Mr. Swete became the Senior Vice President of Products and Technology at PeopleSoft in April 2000 and has served in various capacities at PeopleSoft since October 1992. Prior to joining PeopleSoft, Mr. Swete was the Manager of the VAX application product line at ASK Computer Systems. He worked at ASK Computer Systems from June 1982 to May 1992. Mr. Swete received his BS and MS in Industrial Engineering from Stanford University.

BOARD COMPENSATION

     Niether Mr. Codd nor Mr. Swete will receive any cash or other compensation for his services as a member of the Board of Directors. For their services as members of the Board of Directors, Messrs. Baab, Dahl, and Miller will each receive cash compensation of $20,000 annually and $1,000 for each meeting of the Board of Directors and each committee meeting that they attend. In addition, Messrs. Baab, Dahl and Miller each received an option to purchase 25,000 shares of the Company's Class A Common Stock. The options were granted in September of 1999 and have a seven-year term. The exercise price is $12 per share. The options are exercisable at any time, but the underlying shares vest in equal monthly installments over the 36-month period commencing on July 1, 1999.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee consists of Messrs. Baab and Dahl. Neither member was ever an officer or employee of Momentum. In addition, no executive officer of Momentum ever served as a member of the board of directors or compensation committee of any entity that has an executive officer who served as a member of Momentum's Board of Directors or Compensation Committee.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held a total of four regular meetings during fiscal year 2000. The Board of Directors has an Audit Committee and a Compensation Committee. The Board does not have a nominating committee or any committee performing similar functions.

     The Audit Committee, which currently consists of Messrs. Swete and Miller, has held one meeting during fiscal year 2000. The Audit Committee is primarily responsible for approving the services performed by the Company's independent auditors and for reviewing and evaluating the Company's accounting principles and its system of internal accounting controls.

     The Compensation Committee, which currently consists of Messrs. Baab and Dahl, held two meetings during fiscal year 2000. The Compensation Committee reviews and approves the Company's executive compensation policy and administers the 1999 Stock Incentive Plan.

                              CERTAIN TRANSACTIONS

     In November 1998, PeopleSoft formed the Company as a wholly-owned subsidiary and contributed $250 million in cash to the Company in late December 1998. Pursuant to a Distribution Agreement dated December 30, 1998, PeopleSoft transferred approximately 4.6 million shares of Momentum's Class A Common Stock to a custodian for distribution to the stockholders of PeopleSoft. At the same time, the Company and PeopleSoft entered into three agreements, a Development and License Agreement, a Marketing and Distribution Agreement, and a Services Agreement. Pursuant to the Development and License Agreement, the Company uses the funds contributed by PeopleSoft for research and development projects mutually agreed upon by PeopleSoft and the Company. The Company engages PeopleSoft to conduct a substantial portion of such research and development. Pursuant to the Marketing and Distribution Agreement, the Company has granted PeopleSoft certain rights to license, on an exclusive basis, products developed by the Company in exchange for royalty payments. Pursuant to the Services Agreement, PeopleSoft provides the Company with accounting, finance, human resources, legal and other administrative services for a fee of $100,000 per quarter. In addition, pursuant to the Company's Certificate of Incorporation, PeopleSoft has the right to purchase all of the outstanding shares of the Company's Class A Common Stock at a price determined by a formula set forth in the Company's Certificate of Incorporation. PeopleSoft is the sole owner of all of the outstanding shares of the Company's Class B Common Stock. Mr. Stan A. Swete, a director of the Company, is an officer of PeopleSoft.

                                 PROPOSAL NO. 2

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has selected Ernst & Young LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ended April 30, 2001, and recommends that the stockholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

     Representatives of Ernst and Young, LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

     The Board of Directors recommends a vote FOR ratification of the appointment of Ernst & Young LLP as the Company's independent auditors.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth the annual and long-term compensation earned in each fiscal year since the Company's inception by the Company's Chief Executive Officer.

                                                                                      LONG-TERM
                                                    ANNUAL COMPENSATION          COMPENSATION AWARDS
                                                ----------------------------    ---------------------
               NAME AND                                       OTHER ANNUAL      SECURITIES UNDERLYING
          PRINCIPAL POSITION            YEAR     SALARY      COMPENSATION(2)         OPTIONS(#)
          ------------------            ----    --------     ---------------    ---------------------
Ronald E.F. Codd......................  2000    $181,500         $7,478                100,000
  President and Chief                   1999      60,500(1)       2,079                      0
  Executive Officer

---------------
(1) represents salary earned from January 1, 1999 through April 30, 1999.

(2) represents reimbursement of health insurance premiums in lieu of a company-sponsored plan.

OPTION GRANTS IN LAST FISCAL YEAR

                                 INDIVIDUAL GRANTS
                           -----------------------------                             POTENTIAL REALIZABLE
                                              % OF TOTAL                               VALUE AT ASSUMED
                              NUMBER OF        OPTIONS                               ANNUAL RATE OF STOCK
                              SECURITIES      GRANTED TO                            PRICE APPRECIATION FOR
                              UNDERLYING      EMPLOYEES    EXERCISE                     OPTION TERM(3)
                               OPTIONS        IN FISCAL      PRICE     EXPIRATION   -----------------------
          NAME             GRANTED(1)(2)(#)      YEAR      ($/SHARE)      DATE        5%($)        10%($)
          ----             ----------------   ----------   ---------   ----------   ----------   ----------
Ronald E.F. Codd.........      100,000          100.00%      12.00       9/9/06     1,688,521    2,338,461

FISCAL YEAR-END OPTION VALUES

     The following table sets forth certain information relating to fiscal year-end option values with respect to Momentum's Chief Executive Officer:

                                                 NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                UNDERLYING UNEXERCISED           IN-THE-MONEY OPTIONS
                                              OPTIONS AT FISCAL YEAR END        AT FISCAL YEAR END(4)
                                             ----------------------------    ----------------------------
                   NAME                      EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
                   ----                      -----------    -------------    -----------    -------------
Ronald E.F. Codd...........................    100,000            0              $0              $0

---------------
(1) These options vest in equal monthly installments over thirty-six months commencing on January 1, 1999.

(2) On September 9, 1999, the Compensation Committee of the Board of Directors granted Momentum's President and Chief Executive Officer options to purchase 100,000 shares of the Momentum's Class A Common Stock at an exercise price of $12 per share under the Company's 1999 Stock Incentive Plan. The remaining Class A members of Momentum's Board of Directors who are not employees of the Company were each granted options to purchase 25,000 shares at an exercise price of $12.00 per share. All outstanding options have an exercise price equal to no less than 100% of the fair market value of Momentum's Class A Common Stock on the date of the grant, and in no event may the exercise price be less than $12.00 per share. The Compensation Committee determines the number of options included in an award as well as the vesting and other conditions. All or any part of the options are exercisable at any time after the date of grant, subject to a right of repurchase, which lapses at the rate of 2.78% of the shares subject to the option per month of service. The options expire seven years after the date of grant. No options were exercised as of April 30, 2000.

(3) This column shows the hypothetical gains or "option spreads" of the options granted based on assumed annual compound stock price appreciation rates of 5% and 10% over the full seven-year term of the option. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimated or projected future prices of the Company's Common Stock.

(4) Market value of Momentum Class A Common Stock at fiscal year end based on the closing sales price reported by Nasdaq on April 30, 2000 ($7.50) is less than the option exercise price.

                      REPORT OF THE COMPENSATION COMMITTEE

     The following is the Report of the Compensation Committee of the Company, describing the compensation policies and rationale applicable to the Company's Chief Executive Officer with respect to the compensation paid to such executive officer for the period ended April 30, 2000. The information contained in the report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that the Company specifically incorporates it by reference into such filing.

     The Compensation Committee (the "Committee") of the Board of Directors of the Company is charged with the responsibility of reviewing all aspects of the Company's executive compensation programs and administering the Company's 1999 Stock Incentive Plan. In fiscal 2000, the voting members of the Committee were Messrs. Baab and Dahl, both of whom are non-employee Directors of the Company.

     The Company's compensation program was originally developed by PeopleSoft during the Company's formation. For his prospective service as the CEO and President of Momentum, PeopleSoft initially set Mr. Codd's annual salary at $181,500. This salary was consistent with the salary he received while in the employ of PeopleSoft as its Senior Vice President and CFO. Subsequent to the formation of an independent Board of Directors, the Committee was formed. In its initial meeting, the Committee ratified the continuation of this salary level and began evaluating various incentive compensation arrangements. Since that time, the Committee has adopted the 1999 Stock Incentive Plan (the "Plan") which was intended to be a long term incentive compensation program. During 1999 and pursuant to the Plan, Mr. Codd was granted stock options for 100,000 shares of the Company's Common Stock at the minimum allowable exercise price of $12.00 per share. (The market value of the Company's stock on the date of the grant was approximately $42.8 million).

     The Committeee reevaluated Mr. Codd's compensation for 2000, and in lieu of a salary increase, approved the implementation of a Simplified Employee Pension Plan for all the employees of the Company whereunder the Company will annually make the maximum statutory contribution allowable under this type of retirement plan. For calendar year 2000, that contribution is expected to be $24,000.

     The Company's incentive compensation program is designed to attract and retain directors and executives who will contribute to the Company's long-term success and to reward such individuals for achieving the Company's ultimate liquidity goals through such long-term equity-based incentive plan. Based on its current outlook, the Committee believes that a sale of the Company to PeopleSoft is the liquidity event through which the Company can positively affect long-term stockholder return. Furthermore, the Company believes that, in order to attract and retain the most qualified individuals in the industry, its compensation policies must be reasonably competitive with other companies in the software industry, taking into consideration the unique nature and demands of the role as Momentum's CEO.

                               PERFORMANCE GRAPH

     The stock price performance graph below is required by the SEC and shall not be deemed to be incorporated by reference in general statement incorporating by reference to this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates this information by reference and shall not otherwise be deemed soliciting material or filed under such acts.

     The following graph shows a comparison of cumulative stockholder return, calculated on a dividend reinvested basis, for the (i) Company, (ii) the Nasdaq Computer and Data Processing Services Group Index ("Nasdaq -- Software"), and
(iii) the Nasdaq National Market (U.S. Companies) Index ("Nasdaq -- Total"). The graph assumes that $100 was invested in the Company's Class A Common Stock and in each index from the Company's initial public trading date on January 20, 1999 through April 30, 2000. Note that historic stock price performance is not necessarily indicative of future stock price performance.

                            [PERFORMANCE GRAPH]<QC>

                  $100 INITIAL INVESTMENT ON JANUARY 20, 1999

                                        MOMENTUM   NASDAQ - SOFTWARE   NASDAQ - TOTAL
                                        --------   -----------------   --------------
1/20/99...............................   100.00         100.00             100.00
4/30/99...............................    40.97         100.16             105.27
7/31/99...............................    44.10         105.27             109.19
10/31/99..............................    43.06         124.45             122.95
1/31/00...............................    44.44         170.62             163.20
4/30/00...............................    41.67         172.43             160.01

     As noted in Certain Transactions, Momentum was formed through a special stock dividend by PeopleSoft. The $100 initial investment is based on the closing price of Momentum Class A Common Stock on the first day of trading following the dividend distribution.

                                 OTHER MATTERS

     The Company knows of no other matters to be addressed at the Annual Meeting. If any other matters are properly addressed at the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented in the manner as the Board of Directors may recommend.

                                          THE BOARD OF DIRECTORS

                                          LOGO
                                          By: Ronald E.F. Codd,
                                          President and Chief Executive Officer

Dated: August 1, 2000

                                [MOMENTUM LOGO]

1159-PS-00

                                  DETACH HERE

                                     PROXY

                      MOMENTUM BUSINESS APPLICATIONS, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 7, 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Ronald E.F. Codd as attorney and proxy of the undersigned, with full power of substitution, to vote all the shares of Common Stock of Momentum Business Applications, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Carr America Visitor's Center, 4400 Rosewood Drive, Pleasanton, California 94588 on September 7, 2000 at 9:00 a.m. (California time), and at any adjournments or postponements thereof, and authorizes and instructs the proxy to vote in the manner directed on the reverse side.

[SEE REVERSE      CONTINUED AND TO BE SIGNED ON REVERSE SIDE        [SEE REVERSE
    SIDE]                                                               SIDE]

                                  DETACH HERE

[X]  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

1. To elect one (1) Class A Common Class II director to serve a three-year term.

     NOMINEE:  Carlton H. Baab

               FOR NOMINEE [ ]     [ ] WITHHELD FROM NOMINEE

2. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending April 30, 2001.

               FOR [ ]   AGAINST [ ]    ABSTAIN [ ]

3. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [ ]


Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing in a fiduciary capacity, please indicate full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized person.



Signature:                                        Date:
          -------------------------------------        ---------------------

Signature:                                        Date:
          -------------------------------------        ---------------------